UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                FORM 8-K

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)
                             August 7, 2009
                             --------------

                       Dragon's Lair Holdings, Inc.
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in Its Charter)

                                Florida
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            (State or Other Jurisdiction of Incorporation)

               0-53439                         26-1427633
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

            785 NE 83rd Terrace, Miami, Florida           33138
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          (Address of Principal Executive Offices)      (Zip Code)

                              (786) 554-2771
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)

                              Not applicable
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01.  Changes in Registrant's Certifying Accountant.

(a)  Previous Independent Registered Public Accounting Firm.

     On August 7, 2009, Dragon's Lair Holdings, Inc., a Florida corporation (the "Company"), dismissed Moore & Associates, Chartered, as its independent registered public accounting firm. The Company's Board of Directors has approved the decision to change the Company's independent registered public accounting firm from Moore & Associates, Chartered, to Seale and Beers, CPAs.

     Except as set forth below, the report of Moore & Associates, Chartered, the Company's auditors, on the balance sheet of the Company as of December 31, 2007 and 2008 and the statements of operations, shareholders' equity and cash flows for the years ended December 31, 2007 and 2008 and October 4, 2007 (inception) through December 31, 2008, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Moore & Associates, Chartered, raised substantial doubt as to the Company's ability to continue as a going concern, as expressed in its opinion on the Company's financial statements for the years ended December 31, 2007 and 2008. For the years ended December 31, 2008 and the six months ended June 30, 2009, the Company had an accumulated deficit of $(22,432) and $(54,394), respectively. The Company's ability to continue as a going concern is dependent upon its ability to generate revenue and have profitable operations in the future. There can be no assurance that the Company will continue as a going concern, because the Company has only generated revenue in the amount of $1,242 through June 30, 2009.

     During the years ended December 31, 2007 and 2008, and the subsequent interim period preceding the August 7, 2009 dismissal of Moore & Associates, Chartered, there were no disagreements with Moore & Associates, Chartered, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore & Associates, Chartered, would have caused Moore & Associates, Chartered to make reference thereto in its report on the Company's financial statements.

     The Company has requested that Moore & Associates, Chartered furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter dated August 7, 2009, is attached as Exhibit 16.1 to this Form 8-K.

(b)  New Independent Registered Public Accounting Firm.

     On August 7, 2009, the Company engaged Seale and Beers, CPAs, as its independent registered public accounting firm for the fiscal year ending December 31, 2009. The Company has not previously consulted with Seale and Beers, CPAs, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure regarding the Company.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.        Description
    16.1           Letter dated August 7, 2009 from Moore & Associates,
                   Chartered, to the Securities and Exchange Commission regarding statements included in this report on Form 8-K

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DRAGON'S LAIR HOLDINGS, INC.

                                      (Registrant)

Dated: August 7, 2009


                                      By: /s/ Michel Lemoine
                                          ----------------------------
                                              Michel Lemoine
                                              Chief Executive Officer,
                                              President, Secretary and
                                              Treasurer


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